Summary Prospectus – July 1, 2016

Baillie Gifford Funds – The Emerging Markets Fund

Class 1 (BGEMX), Class 2 (BGEHX), Class 3 (BGELX), Class 4 (BGEPX), Class 5 (BGEDX)

Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. You can find the Fund’s full prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://USmutualfund.bailliegifford.com. You can also get this information at no cost by calling 011-44-131-275-2000 or by sending an email request to julie.paul@bailliegifford.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated April 29, 2016, as supplemented or revised, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2015.

Investment Objective

The Emerging Markets Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class 1(a)	Class 2(a)	Class 3	Class 4	Class 5(a)
Shareholder Fees (fees paid directly from your investment)
Purchase Fees (as a percentage of amount purchased)	0.20%	0.20%	0.20%	0.20%	0.20%
Redemption Fees (as a percentage of amount redeemed)	0.25%	0.25%	0.25%	0.25%	0.25%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%
Service Fees(b)	0.25%	0.17%	0.10%	0.07%	0.02%
Other Expenses(c)	0.14%(c)	0.14%(d)	0.14%(c)	0.14%	0.14%
Total Annual Fund Operating Expenses	0.94%	0.86%	0.79%	0.76%	0.71%

(a)         Effective January 1, 2015, the share class structure of The Emerging Markets Fund was changed as follows: Shares previously designated as Class I shares were converted into Class 1 shares; shares previously designated as Class II shares were converted into Class 2 shares; and shares previously designated as Class III shares were converted into Class 5 shares.

(b)         Service Fees differ between Classes to reflect varying levels of shareholder service fees payable to the Manager, as described in detail under “Share Classes – Shareholder Service Fees” in the Fund’s full prospectus.

(c)          Classes 1 and 3 were unfunded as of December 31, 2015. Therefore, Other Expenses have been estimated for Classes 1 and 3 based on the Other Expenses of Class 5 shares.

(d)         Other expenses for Class 2 are estimated based on Class 5 shares due to Class 2 being in existence for part of the prior fiscal year.

Example of Expenses

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares, or do not redeem any shares, at the end of those periods.  It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The assumed 5% annual return in the Example should not be considered a representation of investment performance, as actual performance will depend upon actual investment results of securities held in the Fund’s portfolio.  Your actual costs may be higher or lower than the Example indicates.

Assuming you redeemed all of your shares at the end of each period, your expenses would be:

	1 year	3 years	5 years	10 years
Class 1	$142	$347	$569	$1,210
Class 2	$134	$322	$526	$1,116
Class 3	$127	$300	$489	$1,034
Class 4	$123	$291	$472	$998
Class 5	$118	$275	$445	$939

Assuming you did not redeem any of your shares at the end of each period, your expenses would be:

	1 year	3 years	5 years	10 years
Class 1	$116	$319	$539	$1,172
Class 2	$108	$294	$596	$1,079
Class 3	$101	$272	$458	$996
Class 4	$97	$262	$442	$960
Class 5	$92	$247	$414	$901

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Fund’s performance.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Fund will seek to meet its objective through investment in a global portfolio of common stocks and other equity securities of issuers located in countries of emerging markets.  The Fund will engage in the active management of its portfolio by making investments in selected businesses which the portfolio managers believe may grow and enjoy sustainable competitive advantages in their markets.  The Fund will invest in a diversified portfolio of exchange-traded securities issued by companies such as those located in countries contained in the MSCI Emerging Markets Index, cash and cash equivalents. The MSCI Emerging Markets Index includes large-, mid-, and small-cap issuers from a variety of countries with markets that may be less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies located in countries contained in the MSCI Emerging Markets Index. The Fund may invest in stocks of any market capitalization.  See “Other Important Information About the Funds” in the Fund’s full prospectus for additional detail on how the Fund classifies the location of issuers in which it invests. Currency hedging is permitted, at the discretion of Baillie Gifford Overseas Limited (the “Manager”), to attempt to preserve the Fund’s investments in U.S. dollar terms, and may include utilization of forward foreign currency transactions or other currency instruments, such as options.  The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or as a result of admissions to or withdrawals from the Fund.

Principal Risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Primary Investment Risks” in the Fund’s full prospectus.

Management and Operational Risk – The value of the Fund’s investments will be affected by the techniques and analyses of the Fund’s portfolio managers. The Fund also runs the risk that the portfolio managers’ assessment of an investment may be wrong or that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

Market Risk – The value of the Fund’s investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

Equity Securities Risk – Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Foreign Investment Risk and Emerging Markets Risk – Foreign securities, and, in particular, emerging markets securities, are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding or other taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries.

Investment Correlation Risk – Should the Fund focus its investments in countries, regions, sectors, or companies that are closely correlated with one another, this could create more risk than if the Fund’s investments were less correlated.

Currency and Hedging Risk – Fluctuations in the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies due to changing currency exchange rates can adversely affect the Fund’s value. In addition, hedging a foreign currency can have a negative effect on performance if the U.S. dollar declines in value relative to that currency or if the currency hedging is otherwise ineffective.

Liquidity Risk – The Fund’s investments may be subject to low trading volume, lack of a market maker, large position size, or regulatory restrictions.  As a result, it may not be possible to sell an investment at a particular time or at an acceptable price.

Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in foreign and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

Operational and Technology Risk – Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund’s benchmark and an additional broad-based international stock index selected by the Manager. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements. After-tax returns are shown for only Class 5 shares, and after-tax returns for other Classes will vary. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Returns - The Emerging Markets Fund Class 5 Shares

During the periods shown in the bar chart, the highest quarterly return was 44.42% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was -29.98% (for the calendar quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2015	1 Year	5 Years	10 Years
Returns Before Taxes
Class 5	-8.24%	-2.75%	6.19%
Returns After Taxes on Distributions Class 5	-8.53%	-3.22%	3.21%
Returns After Taxes on Distributions and Sale of Fund Shares Class 5	-4.45%	-2.22%	3.91%
Returns Before Taxes
Class 1(1)	-8.47%	-2.98%	5.96%
Class 2(2)	-8.32%	-2.77%	6.18%
Class 3(3)	-8.32%	-2.83%	6.11%
Class 4(4)	-8.29%	-2.80%	6.14%
Comparative Indexes

(reflect no deduction for fees, expenses, or taxes)
MSCI Emerging Markets Index	-14.60%	-4.47%	3.94%
FTSE Emerging Markets Index	-15.22%	-4.50%	4.29%

1                          Performance for Class 1 shares, which were unfunded as of December 31, 2015, is derived from the historical performance of Class 5 shares, and has been adjusted for the higher shareholder servicing fees applicable to Class 1 shares.

2                          Performance for Class 2 shares prior to their date of inception (March 2, 2015) is derived from the historical performance of Class 5 shares, and has been adjusted for the higher shareholder servicing fees applicable to Class 2 shares.

3                          Performance for Class 3 shares, which were unfunded as of December 31, 2015, is derived from the historical performance of Class 5 shares, and has been adjusted for the period during which higher shareholder servicing fees applied to Class 3 shares.

4                          Performance for Class 4 shares prior to their date of inception (October 30, 2015) is derived from the historical performance of Class 5 shares and has been adjusted for the period during which higher shareholder servicing fees applied to Class 4 shares.

Management of the Fund

Investment Adviser
Baillie Gifford Overseas Limited
Portfolio Managers
Richard Sneller, Portfolio Manager Service with The Emerging Markets Fund since 2003.
William Sutcliffe, Portfolio Manager Service with The Emerging Markets Fund since 2006.
Mike Gush, Portfolio Manager Service with The Emerging Markets Fund since 2008.
Andrew Stobart, Portfolio Manager Service with The Emerging Markets Fund since 2007.
Ewan Markson-Brown, Portfolio Manager Service with The Emerging Markets Fund since 2013.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $1 million.  The Manager and Baillie Gifford Funds Services LLC, the Fund’s distributor (the “Distributor”), each reserve the right to waive these minimums in its sole discretion, and to reject any purchase order for any reason.

With respect to Classes of the Fund, eligibility for a Class of shares depends on a shareholder’s “Total Investment” with the Manager.  A Fund shareholder’s Total Investment will be determined by the Manager as of March 31 of each year and, for purposes of exchanging into less expensive Classes because of additional investments, at the end of each calendar quarter (each a “Determination Date”).  As provided below, a shareholder’s Total Investment as of any Determination Date will equal the market value of assets managed by the Manager and its affiliates for the shareholder (whether in mutual funds managed by the Manager, another pooled vehicle or otherwise) as of such Determination Date. The Manager will make all determinations as to aggregation of shareholder accounts for purposes of determining eligibility.

The minimum Total Investment for a new shareholder to be eligible for a Class of shares of the Fund is set forth in the following table:

Class of Shares	Minimum Total Investment
Class 1	$1 Million
Class 2	$25 Million
Class 3	$100 Million
Class 4	$200 Million
Class 5	$500 Million

In the case of shares held of record by retirement plans for which individual participants are the underlying beneficial owners and direct the plans’ investments on their behalf into the Fund (“Participant Directed Plans”), the shareholder for the purposes of the minimum initial investment, as well as the minimum Total Investment for each Class of shares, is the Participant Directed Plan.

Fund shares are redeemable, and under ordinary circumstances you may redeem the Fund’s shares on any day the New York Stock Exchange is open for trading by sending a written request by mail, e-mail, or by facsimile to Baillie Gifford Funds (c/o Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN; Attention:  Julie Paul; Email BGNAVtrading@bailliegifford.com; Fax # 011-44-131-275-3972).

Taxes

The Fund intends to make distributions that generally will be taxable to shareholders as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing through a tax-advantaged account, such as an IRA or 401(k) plan.  If you are investing through such a tax-advantaged account, you may be taxed later upon withdrawal of monies from that account.